VSRM Transaction - Schedule of Calculation of Revaluation Gain Related to Company's Equity Method Investment in VSRM as a Result of VSRM Transaction (FY) (Details) - Venture $ in Thousands	Oct. 13, 2022 USD ($)
Business Acquisition [Line Items]
Carrying value of equity method investment in VSRM	$ 1,773
Fair value of investment in VSRM	10,583
Gain on step acquisition	$ 8,810